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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date to earliest event reported): July 9, 1998


                             SONIC AUTOMOTIVE, INC.
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               (Exact name of registrant as Specified in Charter)


Delaware                         1-13395           56-2010790
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(State or Other                (Commission         (IRS Employer
Jurisdiction of                File Number)        Identification No.)
Incorporation)



      5401 East Independence Boulevard
               P.O. Box 18747
         Charlotte, North Carolina                         28026
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  (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (704) 532-3320



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Incorporated by reference to exhibit 99.2 to the Company's Form 8-K filed July 9, 1998 (the "July 9, 1998 Form 8-K").

(B) PRO FORMA FINANCIAL INFORMATION. Attached as an exhibit to this report on Form 8-K are the following:

    UNAUDITED PRO FORMA FINANCIAL STATEMENTS REFLECTING THE BUSINESS COMBINATION OF SONIC AUTOMOTIVE, INC. AND HATFIELD DEALERSHIPS

    Pro Forma Statement of Income for the Year Ended December 31, 1997 (Unaudited) and Notes thereto.

    Pro Forma Statement of Income for the Three Months Ended March 31, 1998 (Unaudited) and Notes thereto.

    Pro Forma Balance Sheet at March 31, 1998 (Unaudited) and Notes thereto.

(C) EXHIBITS

  Exhibit Number                           Description
--------------------      ----------------------------------------------
       99.1*              Asset Purchase Agreement dated as of February 4, 1998
                          between Sonic Automotive, Inc., as buyer, Hatfield
                          Jeep Eagle, Inc., Hatfield Lincoln Mercury, Inc.,
                          Trader Bud's Westside Dodge, Inc., Toyota West, Inc., and Hatfield Hyundai, Inc. as sellers, and Bud C.
                          Hatfield, Dan E. Hatfield and Dan E. Hatfield, as trustee of The Bud C. Hatfield, Sr. Special
                          Irrevocable Trust, as shareholders of the sellers
                          (incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 (the "March 31, 1998 Form
                          10-Q")).

       99.2* Amendment No. 1 and Supplement to Asset Purchase Agreement dated as of May 28, 1998 between Sonic Automotive, Inc., Hatfield Jeep Eagle, Inc., Hatfield Lincoln Mercury, Inc., Trader Bud's Westside Dodge, Inc., Toyota West, Inc., and Hatfield Hyundai, Inc., Bud C. Hatfield, Dan E. Hatfield and Dan E. Hatfield, as trustee of The Bud C. Hatfield, Sr. Special Irrevocable Trust (incorporated by reference to Exhibit 99.6 to the July 9, 1998 Form 8-K).


       99.3* Amendment No. 2 and Supplement to Asset Purchase Agreement dated as of July 8, 1998 between Sonic Automotive, Inc., Hatfield Jeep Eagle, Inc., Hatfield Lincoln Mercury, Inc., and Hatfield Hyundai, Inc., Bud
                          C. Hatfield, Dan E. Hatfield and Dan E. Hatfield, as trustee of The Bud C. Hatfield, Sr. Special Irrevocable Trust (incorporated by reference to Exhibit 99.9 to the Company's Form 8-K filed July 24, 1998 (the "July 24, 1998 Form 8-K")).

       99.4* Combined Financial Statements of the Hatfield Automotive Group as of December 31, 1996 and 1997 and for each of the three years in the period ending December 31, 1997 (Audited) and as of March 31, 1998 and for the three months then ended (Unaudited) (incorporated by reference to Exhibit 99.2 to the July 9, 1998 Form 8-K).

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

       99.5 Unaudited Pro Forma Financial Statements Reflecting the Business Combination of Sonic Automotive, Inc. and Hatfield Dealerships for the year ended December 31, 1997 and as of March 31, 1998 and for the three months then ended.

       99.6* Press Release dated July 9, 1998 (incorporated by reference to Exhibit 99.6 to the July 24, 1998 Form 8-K).

       99.7* Strategic Alliance Agreement and Agreement for the Mutual Referral of Acquisition Opportunities dated July 9, 1998, between Sonic Automotive, Inc. and Mar Mar Realty, L.P. (incorporate by reference to Exhibit
                          99.7 to the July 24, 1998 Form 8-K).


*Filed Previously


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SONIC AUTOMOTIVE, INC.

Date: August 20, 1998                      By: /s/ Theodore M. Wright
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                                               Theodore M. Wright
                                               Chief Financial
                                               Officer, Vice
                                               President-Finance,
                                               Treasurer, Secretary
                                               and Director


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